Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 13, 2008

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware                                        001-16533                                        63-1261433
(State of Incorporation)                                                                                     (Commission File No.)(IRS Employer I.D. No.)

100 Brookwood Place, Birmingham, Alabama                                                                                                                35209
  (Address of Principal Executive Office )                                                                                         (Zip code)

Registrant’s telephone number, including area code:     (205)  877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Item 8.01                           Other Events

On October 28, 2008, we announced that we had entered into a Stock Purchase Agreement with Podiatry Insurance Company of America, A Mutual Company ("PICA") pursuant to which we will acquire all of the stock of PICA in a sponsored demutualization in which PICA will convert from a mutual to a stock insurance company as permitted under the laws of Illinois (PICA's state of domicile).  On November 13, 2008, PICA filed with the Illinois Director of Insurance the Plan of Conversion which sets forth the terms and conditions of its proposed demutualization.  On the same date, we filed with the Illinois Director of Insurance our Statement on Form A regarding the acquisition of control of PICA through our purchase of all of PICA's newly authorized stock under the terms set forth in the Plan of Conversion and the Stock Purchase Agreement.  The demutualization of PICA under the Plan of Conversion and our purchase of PICA's stock pursuant to the Stock Purchase Agreement are subject to approval of the Illinois Director of Insurance and the policyholder-members of PICA.

The Illinois Insurance Code requires PICA to mail to its policyholder-members within 15 business days after filing the Form A a notice that summarizes the information in the Form A.  We included a form of this notice in our Form A filing, and we are required  to provide copies of the notice to PICA for mailing to its policyholder-members.  Instead of including a summary of the proposed transactions in the notice, we have elected to provide interested policyholder-members access to the copies of the Plan of Conversion and the Stock Purchase Agreement by filing them as exhibits to this report and by including a reference to this Form 8-K report in the notice to be mailed by PICA to its policyholder members.  The notice will advise the policyholder-members of PICA that a copy of this report together with copies of the Plan of Conversion and the Stock Purchase Agreement will be posted on our website at www.ProAssurance.com.

PICA will also be required to mail to its eligible policyholder members a notice of the policyholder meeting to be held to consider and vote upon the Plan of Conversion and the Stock Purchase Agreement.  That notice will be mailed after the Plan of Conversion has been approved by the Director and will be accompanied by an information statement that includes detailed information regarding the transactions contemplated by the Form A, the Plan of Conversion and the Stock Purchase Agreement if they are approved by the Illinois Director of Insurance.

Item 9.01	Financial Statements and Exhibits

99.1	Plan of Conversion of PICA as filed with the Illinois Director of Insurance on November 13, 2008.

99.2	Stock Purchase Agreement executed by ProAssurance Corporation and PICA dated October 28, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2008

PROASSURANCE CORPORATION

By:  /s/ Frank B. O’Neil
-----------------------------------------------------
Frank B. O’Neil
Senior Vice-President